SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 25, 2003


                    RESIDENTIAL ASSET SECURITIES CORPORATION
           (Exact name of the registrant as specified in it's charter)



Delaware                            333-108865               51-0362653

(State or other                     (Commission           (I.R.S. Employee
jurisdiction of incorporation)      File Number)          Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the October, 2003 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation
1996-KS2 RASC 1997-KS1 RASC 1997-KS2 RASC 1997-KS3 RASC 1997-KS4 GR1RASC 1998-KS1 RASC 1998-KS2 RASC 1998-KS3 RASC 1998-KS4 RASC 1998-RS1 RASC 1999-KS1
RASC 1999-KS2 RASC 1999-KS3 RASC 1999-KS4 RASC 1999-RS1 RASC 1999-RS2 RASC 1999-RS3 RASC 1999-RS4 RASC 1999-RS5 RASC 2000-KS1 RASC 2000-KS2 RASC 2000-KS3
RASC 2000-KS4 RASC 2000-KS5 RASC 2001-KS1 RASC 2001-KS2 RASC 2001-KS3 RASC 2001-KS4 RASC 2002-KS1 RASC 2002-KS2 RASC 2002-KS3 RASC 2002-KS4 RASC 2002-KS5
RASC 2002-KS6 RASC 2002-KS7 RASC 2002-KS8 RASC 2003-KS1 RASC 2003-KS2 RASC 2003-KS3 RASC 2003-KS4 RASC 2003-KS5 RASC 2003-KS6 RASC 2003-KS7 RASC 2003-KS8
RASC 2003-KS9 RASC




Item 7. Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORPORATION



By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  November 25, 2003